UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 13, 2019
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300
Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 13, 2019, Ingevity Corporation (the “Company”) completed its previously announced acquisition of the Capatm caprolactone division of Perstorp Holding AB, a company registered in Sweden that develops, manufactures, and sells specialty chemicals (the “Seller”). The Company previously disclosed the acquisition and related stock purchase agreement (the “Agreement”) between the Company and the Seller in a Current Report on Form 8-K filed by the Company on December 10, 2018.
The purchase price for the acquisition was €578.9 million, or $652.5 million, excluding net debt to be assumed of €100.4 million, or $113.1 million. At closing, the assumed net debt was settled with an affiliate of the counterparty, Perstorp Holding AB. The Company funded the acquisition through a combination of borrowings under its existing credit facilities and cash on hand.
The foregoing summary of the acquisition and the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is filed herewith as Exhibit 2.1.

ITEM 7.01. REGULATION FD DISCLOSURE.

On February 13, 2019, the Company issued a press release regarding the completion of the acquisition. The press release is furnished as Exhibit 99.1 hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of the Business Acquired

The Company intends to file any financial statements that may be required by Item 9.01(a) with respect to the Acquisition by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.
(b) Pro forma Financial Information
The Company intends to file any pro forma financial information that may be required by Item 9.01(b) with respect to the Acquisition by amendment not later than 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d) Exhibits.
The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit
2.1
Agreement for the Sale and Purchase of Perstorp UK Ltd., dated as of December 10, 2018, by and among Perstorp AB and Ingevity Corporation, (incorporated by reference to Exhibit 2.1 to Ingevity Corporation’s Current Report on Form 8-K filed on December 10, 2018).

99.1	Ingevity Corporation Press Release dated as of February 13, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ JOHN C. FORTSON
John C. Fortson
Executive Vice President, Chief Financial Officer and Treasurer
Date: February 13, 2019